Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Wong Nga Yin Polin, Chief Executive Officer, Chief Financial Officer, Secretary and Director of OneSolution Technology Inc, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of OneSolution Technology Inc for the period ended June 30, 2025 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OneSolution Technology Inc.

/s/ Wong Nga Yin Polin
Wong Nga Yin Polin
Title: Chief Executive Officer, Chief Financial Officer, Secretary and Director

Dated: August 19, 2025